UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):          April 25, 2007
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                                   Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Texas                                    001-08604               74-1765729
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                                200 Hermann Drive
                               Alvin, Texas 77511
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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(b) Principal Operating Officer Retirement. Ken Tholan, President and Chief
Operating Officer of Team, Inc. ("Team" or the "Company"), will retire, effective May 31, 2007.

(c) Appointment of Principal Officers. Effective June 1, 2007, the senior management responsibilities previously held by Team's President and Chief Operating Officer will be realigned under six Senior Vice Presidents, all of whom will report directly to the Chairman and Chief Executive Officer of the Company.

John Patrick Kearns, age 50, will serve as Senior Vice President, Operations Support and Technology Development. Mr. Kearns joined the Company in 1980 as a design engineer and assumed the position of Vice President of Engineering and Manufacturing in 1996. He was promoted to Senior Vice President in 1998. Throughout his career with the Company, Mr. Kearns has been involved with the Company's engineering, manufacturing and research and development functions.

Ted W. Owen, age 55, will serve as Senior Vice President and Chief Financial Officer. Mr. Owen joined the Company in February 1998 and in April 1998 was elected Vice President, Chief Financial Officer, Secretary and Treasurer. He was promoted to Senior Vice President in 2003.

David C. Palmore, age 51, will serve as Senior Vice President, TMS Division. Mr. Palmore joined the Company in 1996 as a Regional Manager. Since 2004, he has served as the Group Vice President - TMS Division.

Gregory T. Sangalis, age 51, will serve as Senior Vice President, Law, Organization Development, and Administration. Mr. Sangalis joined the Company and was elected Senior Vice President-Law & Administration in January 2005. Before joining the Company, he was a Managing Director of a private equity fund based in Houston, Texas called Main Street Equity Ventures II, L.P.

Arthur F. Victorson, age 45, will serve as Senior Vice President, TCM Division. Mr. Victorson joined the Company at the time of the acquisition of the assets of Cooperheat-MQS, Inc. by the Company in 2004. He had been with that company since 1997. From 2001 - 2004 he was a Regional Manager. In 2004, he became a Vice President and General Manager of the Midwest & Great Lakes Region. In 2006, he began serving as the Group Vice President - TCM Division.

Peter W. Wallace, Jr., age 44, will serve as Senior Vice President, Commercial Support and Business Development. Mr. Wallace joined the Company in 1987 as an Operations Supervisor. From 1989 - 1996 he was a Branch Manager and from 1997 - 2000 he was the Managing Director S.E. Asia. From 2001 to 2004, he was a Regional Manager. Since 2005, he served as a Vice President and General Manager of the Southeast Region of the TMS Division.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEAM, INC.


                                    By: /s/ Ted W. Owen
                                       -----------------------------------------
                                        Ted W. Owen
                                        Senior Vice President - Chief Financial
                                        Officer
Dated:  April 25, 2007


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                                  EXHIBIT INDEX


Exhibit number            Description
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     99.1                 Team, Inc.'s Press Release dated April 25, 2007